Exhibit 99.1

QuinStreet Reports Financial Results for First Quarter Fiscal Year 2015

FOSTER CITY, CA – October 30, 2014 — QuinStreet, Inc. (Nasdaq: QNST), a leader in performance marketing online, today announced financial results for the first quarter ended September 30, 2014.

For the first quarter, the Company booked revenue of $71.1 million. Reported revenue of $69.2 million is net of the deferral of $1.9 million due to uncertainties about the collectability of receivables from a large for-profit Education client. Adjusted EBITDA was $0.7 million, or 1% of revenue. Excluding the impact of the revenue deferral, adjusted EBITDA was $2.3 million, or 3% of revenue.

Adjusted net income for the first quarter was $0.1 million and GAAP net loss was $6.3 million, or ($0.14) per share. Adjusted net income excludes stock-based compensation expense, amortization of intangible assets, and restructuring charges, net of estimated tax.

The Company closed the quarter with $115.9 million in cash and marketable securities and $42.7 million in net cash.

“We made good progress with growth and diversification initiatives in fiscal Q1,” commented Doug Valenti, QuinStreet CEO. “The progress showed in Financial Services Client Vertical results where revenue was up 12% sequentially. We are seeing particular strength in auto insurance, where we have been investing aggressively in the ramp of new products, and where we are experiencing strong client demand. We expect to sustain growth momentum in Financial Services in coming quarters. In the Education Client Vertical, we continue to grow revenue from new products and markets, particularly clicks, Brazil and not-for-profit clients. We have reached a turning point where we now expect growth in Financial Services, Other Client Verticals, and new initiatives in Education to offset decreases in revenue from for-profit schools in our overall results.

“For the December quarter, revenue is expected to be approximately flat year-over-year at $65 to $66 million. Revenue in the Financial Services Client Vertical is expected to grow by over 20% year-over-year in the quarter. Adjusted EBITDA margin is expected to continue to be in the low single digits as we will continue to invest to sustain momentum in our growth initiatives. EBITDA margins will expand in future quarters with top line leverage and as we move gradually from heavy investments in growth to optimization,” concluded Valenti.

The Company announced that Kenneth Hahn intends to resign as Chief Operating Officer to pursue a position as Chief Financial Officer of a pre-IPO SaaS company. QuinStreet currently does not intend to replace the position of Chief Operating Officer. Mr. Hahn’s resignation was the result of his new employment opportunity and not a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

The Company also announced the appointment of David Pauldine to its Board of Directors. Mr. Pauldine recently retired as President of DeVry University and Executive Vice President of DeVry Education Group, and is the immediate past Chairman of APSCU, the Association of Private Sector Colleges & Universities.

“We are grateful to Ken Hahn for his many professional contributions over the past eight years, and we wish him well in his future endeavors,” commented Doug Valenti, QuinStreet CEO. “We welcome David Pauldine to the Board and look forward to adding his expertise and leadership as we continue to navigate changes in the Education industry.”

Reconciliations of adjusted net income to net loss, adjusted EBITDA to net loss and normalized free cash flow to net cash provided by operating activities are included in the accompanying tables.

Conference Call Today at 2:00 p.m. PT

QuinStreet will host a conference call and corresponding live webcast at 2:00 p.m. PT today. To access the conference call, dial +888-329-8877 for the U.S. and Canada and 719-457-2697 for international callers. The webcast will be available live on the investor relations section of the Company’s website at http://investor.quinstreet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 5:00 p.m. PT on October 30, 2014 by dialing +888-203-1112 in the U.S. and Canada, or 719-457-0820 for international callers, using passcode 3596599#. This press release, the financial tables, as well as other supplemental financial information are also available on the investor relations section of the Company’s website at http://investor.quinstreet.com.

Non-GAAP Financial Measures

This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow, all of which are non-GAAP financial measures that are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The term “adjusted EBITDA” refers to a financial measure that we define as net loss less benefit from taxes, depreciation expense, amortization expense, stock-based compensation expense, interest and other (income) expense, net, and restructuring expense. The term “adjusted net income” refers to a financial measure that we define as net loss adjusted for amortization expense, stock-based compensation expense, and restructuring expense, net of estimated taxes. The term “adjusted diluted net income per share” refers to a financial measure that we define as adjusted net income divided by weighted average diluted shares outstanding. The term “free cash flow” refers to a financial measure that we define as net cash provided by operating activities, less capital expenditures and internal software development costs. “Normalized free cash flow” refers to free cash flow adjusted for changes in operating assets and liabilities and the impact from excess tax benefits from stock-based compensation. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow may not be comparable to the definitions as reported by other companies.

We believe adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow are relevant and useful information because they provide us and investors with additional measurements to analyze the Company’s operating performance.

Adjusted EBITDA is part of our internal management reporting and planning process and one of the primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. Adjusted EBITDA is useful to us and investors because it provides information related to the Company’s ability to provide cash flow for acquisitions, capital expenditures and working capital requirements. Internally, adjusted EBITDA is used by management for planning purposes, including preparation of internal budgets; to allocate resources; to evaluate the effectiveness of operational strategies; and to evaluate the Company’s capacity to fund acquisitions and capital expenditures as well as the capacity to service debt. Adjusted EBITDA is used as a key financial metric in senior management’s annual incentive compensation program. The Company believes that analysts and investors use adjusted EBITDA as a supplemental measurement to evaluate the overall operating performance of companies in its industry and use adjusted EBITDA multiples as a metric for analyzing company valuations. It is also an element of certain maintenance covenants under our debt agreements.

Adjusted net income and adjusted diluted net income per share are useful to us and investors because they present an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses (stock-based compensation, amortization of intangible assets, and restructuring). The Company believes that analysts and investors use adjusted net income and adjusted diluted net income per share as supplemental measures to evaluate the overall operating performance of companies in our industry.

Free cash flow is useful to investors and us because it represents the cash that our business generates from operations, before taking into account cash movements that are non-operational, and is a metric commonly used in our industry to understand the underlying cash generating capacity of a company’s financial model. Normalized free cash flow is useful as it removes the fluctuations in operating assets and liabilities that occur in any given quarter due to the timing of payments and therefore helps investors understand the underlying cash flow of the business as a quarterly metric and the cash flow generation potential of the business model. The Company believes that analysts and investors use free cash flow multiples as a metric for analyzing company valuations in our industry.

We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.

Legal Notice Regarding Forward Looking Statements

This press release and its attachments contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as “estimate”, “will, “ “believe, “ “intend”, “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the statements in quotations from management in this press release, as well as any statements regarding the Company’s anticipated financial results, growth and strategic and operational plans and results of analyses on impairment charges. The Company’s actual results may differ materially from those anticipated in these forward-looking statements.

Factors that may contribute to such differences include, but are not limited to: the Company’s ability to return to growth and profitability; the impact of changes in government regulation and industry standards; the Company’s ability to maintain and increase the number of visitors to its websites and to convert those visitors and those to its third-party publishers’ websites into client prospects in a cost-effective manner; the impact of the current economic climate on the Company’s business; the Company’s ability to access and monetize Internet users on mobile devices; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry both for client budget and access to third-party media; the Company’s ability to identify and manage acquisitions; and the impact and costs of any alleged failure by the Company to comply with government regulations and industry standards. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”). Additional information will also be set forth in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2014, which will be filed with the SEC. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.

About QuinStreet

QuinStreet, Inc. (Nasdaq: QNST) is one of the largest Internet performance marketing and media companies in the world. QuinStreet is committed to providing consumers and businesses with the information they need to research, find and select the products, services and brands that meet their needs. For more information, please visit www.QuinStreet.com.

Investor Contact:

The Blueshirt Group for QuinStreet

Erica Abrams

(415) 217-5864

erica@blueshirtgroup.com

QUINSTREET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30,	June 30,
	2014	2014
Assets
Current assets
Cash and cash equivalents	$76,421	$84,177
Marketable securities	39,456	38,630
Accounts receivable, net	41,106	41,979
Deferred tax assets	223	223
Prepaid expenses and other assets	12,534	11,647

Total current assets	169,740	176,656
Property and equipment, net	10,088	11,126
Goodwill	55,451	55,451
Other intangible assets, net	27,658	31,441
Deferred tax assets, noncurrent	1,710	1,712
Other assets, noncurrent	549	457

Total assets	$265,196	$276,843

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$19,135	$19,517
Accrued liabilities	24,010	27,854
Deferred revenue	1,246	1,175
Debt	18,473	17,698

Total current liabilities	62,864	66,244
Debt, noncurrent	54,679	59,565
Other liabilities, noncurrent	5,722	5,883

Total liabilities	123,265	131,692

Stockholders’ equity
Common stock	44	44
Additional paid-in capital	242,398	239,558
Accumulated other comprehensive loss	(827)	(1,054)
Accumulated deficit	(99,684)	(93,397)

Total stockholders’ equity	141,931	145,151

Total liabilities and stockholders’ equity	$265,196	$276,843

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	September 30,
	2014	2013
Net revenue	$69,189	$76,961
Cost of revenue (1)	63,409	63,592

Gross profit	5,780	13,369
Operating expenses: (1)
Product development	4,956	5,159
Sales and marketing	3,667	4,156
General and administrative	4,615	4,134

Operating loss	(7,458)	(80)
Interest income	26	27
Interest expense	(1,180)	(1,026)
Other income (expense), net	2,325	(19)

Loss before income taxes	(6,287)	(1,098)
Benefit from taxes	—	159

Net loss	$(6,287)	$(939)

Net loss per share
Basic	$(0.14)	$(0.02)

Diluted	$(0.14)	$(0.02)

Weighted average shares used in computing net loss per share
Basic	44,266	43,117
Diluted	44,266	43,117

(1)	Cost of revenue and operating expenses include stock-based compensation expense as follows:

Cost of revenue	$644	$874
Product development	595	732
Sales and marketing	464	770
General and administrative	572	659

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended
	September 30,
	2014	2013
Cash Flows from Operating Activities
Net loss	$(6,287)	$(939)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	5,422	6,676
Provision for sales returns and doubtful accounts receivable	182	(275)
Write-off of bank loan upfront fees	328	—
Stock-based compensation	2,275	3,035
Excess tax benefits from stock-based compensation	(51)	(96)
Other adjustments, net	(2,407)	289
Changes in assets and liabilities:
Accounts receivable	690	(1,654)
Prepaid expenses and other assets	(1,305)	659
Other assets, noncurrent	—	(86)
Deferred taxes	2	22
Accounts payable	633	2,156
Accrued liabilities	(2,894)	(5,304)
Deferred revenue	71	(439)
Other liabilities, noncurrent	(160)	(162)

Net cash (used in) provided by operating activities	(3,501)	3,882

Cash Flows from Investing Activities
Capital expenditures	(2,141)	(1,190)
Other intangibles	—	(95)
Internal software development costs	(427)	(657)
Purchases of marketable securities	(10,605)	(12,978)
Proceeds from sales and maturities of marketable securities	9,761	12,218
Other investing activities	2,701	—

Net cash used in investing activities	(711)	(2,702)

Cash Flows from Financing Activities
Proceeds from exercise of common stock options	1,300	993
Principal payments on bank debt	(3,750)	(2,500)
Payment of bank loan upfront fees	(272)	—
Principal payments on acquisition-related notes payable	(444)	(523)
Excess tax benefits from stock-based compensation	51	96
Withholding taxes related to restricted stock net share settlement	(445)	(1,039)

Net cash used in financing activities	(3,560)	(2,973)

Effect of exchange rate changes on cash and cash equivalents	16	(29)
Net decrease in cash and cash equivalents	(7,756)	(1,822)
Cash and cash equivalents at beginning of period	84,177	90,117

Cash and cash equivalents at end of period	$76,421	$88,295

QUINSTREET, INC.

RECONCILIATION OF NET LOSS TO

ADJUSTED NET INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	September 30,
	2014	2013
Net loss	$(6,287)	$(939)
Amortization of intangible assets	3,761	5,136
Stock-based compensation	2,275	3,035
Restructuring	439	—
Tax impact after non-GAAP items	(68)	(2,880)

Adjusted net income	$120	$4,352

Adjusted diluted net income per share	$0.00	$0.10

Weighted average shares used in computing adjusted diluted net income per share	44,283	44,233

QUINSTREET, INC.

RECONCILIATION OF NET LOSS TO

ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three Months Ended
	September 30,
	2014	2013
Net loss	$(6,287)	$(939)
Interest and other (income) expense, net	(1,171)	1,018
Benefit from taxes	—	(159)
Depreciation and amortization	5,422	6,676
Stock-based compensation	2,275	3,035
Restructuring	439	—

Adjusted EBITDA	$678	$9,631

QUINSTREET, INC.

RECONCILIATION OF NET LOSS

(EXCLUDING THE IMPACT OF THE REVENUE DEFERRAL)

TO ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three Months Ended
	September 30,
	2014	2013
Net loss	$(6,287)	$(939)
Net impact of revenue deferral	1,614	—
Interest and other (income) expense, net	(1,171)	1,018
Benefit from taxes	—	(159)
Depreciation and amortization	5,422	6,676
Stock-based compensation	2,275	3,035
Restructuring	439	—

Adjusted EBITDA	$2,292	$9,631

QUINSTREET, INC.

RECONCILIATION OF NET CASH PROVIDED BY

OPERATING ACTIVITIES TO FREE CASH FLOW

AND NORMALIZED FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended
	September 30,
	2014	2013
Net cash (used in) provided by operating activities	$(3,501)	$3,882
Capital expenditures	(2,141)	(1,190)
Internal software development costs	(427)	(657)

Free cash flow	$(6,069)	$2,035

Changes in operating assets and liabilities,
less excess tax benefits from stock-based compensation	3,013	4,904

Normalized free cash flow	$(3,056)	$6,939